Supplement to the Fidelity® Tax Managed
Stock Fund
December 29, 2001
Prospectus

The following information replaces similar information found in the "Features and Policies" section on page 14.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

TMG-02-01 February 28, 2002

1.759069.102